UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
CALERES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
CALERES, INC. 2023 Annual Meeting Vote by May 24, 2023 11:59 PM ET. For shares held in a Plan, vote by May 22, 2023 11:59 PM ET.
CALERES, INC. 8300 MARYLAND AVENUE ST. LOUIS, MO 63105

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You invested in CALERES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting* May 25, 2023 10:30 AM Central Time
Point your camera here and
vote without entering a
control number
Caleres, Inc.
8300 Maryland Avenue
St. Louis, Missouri 63105

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items					Board Recommends

1.	Election of Directors Nominees:				For
	01) Lisa A. Flavin	04) Mahendra R. Gupta	07) Steven W. Korn	10) Diane M. Sullivan
	02) Brenda C. Freeman	05) Carla C. Hendra	08) Wenda Harris Millard	11) Bruce K. Thorn
	03) Lori H. Greeley	06) Ward M. Klein	09) John W. Schmidt

2.	Ratification of Ernst & Young LLP as the Company’s independent registered public accountants.				For

3.	Approval, by non-binding advisory vote, of the Company’s executive compensation.				For

4.	Approval, by non-binding advisory vote, of the frequency of future votes on executive compensation.				Year

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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